THE QUARTZ GROUP, INC.
                             3029 S. Harbor Blvd.
                         Santa Ana, California  92704
                            Telephone (714) 429-5984
                           FAX Number (714) 429-5987

                           SUBSCRIPTION AGREEMENT
                               Common Stock

THE QUARTZ GROUP, INC.
Attention:  David J. Lopes, President
3029 S. Harbor Blvd.
Santa Ana, California  92704
FAX No.  (714)  429-5987

  1.    SUBSCRIPTION.     The undersigned, an accredited investor within
the meaning of Regulation D promulgated under the Securities Act of 1933 (herein called the "Accredited Investor"), hereby subscribes for the purchase of Five Hundred Thousand (500,000) shares (the "Shares") of common stock ("Common Stock") in THE QUARTZ GROUP, INC., a Colorado corporation ("the "Company") for the account of the Accredited Investor upon the terms and conditions set forth in this Subscription Agreement. The subscription price shall be Twenty Five Thousand Dollars ($25,000) in United States funds, payable in cash upon acceptance of this subscription by the Company.

Investors in this Offering should review, among other information available from the Company, the summary of certain risk factors described in Section 3 of this Subscription Agreement before making an investment decision.

  2.    DESCRIPTION OF OFFERINGS.

  2.1.  THE OFFERINGS.   The Company is concurrently offering (i) to the
Accredited Investor for the sum of $25,000, a total of 500,000 shares of common stock, (ii) to one other accredited investor for the sum of $25,000, a total of 500,000 shares of common stock, (iii) to one other accredited investor for the sum of $100,000, 1,000,000 shares of common stock and 500,000 Class F Warrants exercisable into common stock at $.50 per share expiring on September 30, 2002, and (iv) to one other accredited investor for the sum of $750,00, a total of 7,000,000 shares of common stock, 6,000,000 Class E Warrants exercisable into common stock at $.25 per share expiring on September 30, 2002 and a limited recourse $750,000 promissory note payable by the Company only from proceeds of the exercise of warrants issued by the Company (herein collectively called the "Offerings"). The Offerings are being made on a "best efforts" basis to a limited number of accredited investors in a private placement offering of securities in accordance with Rule 505 of Regulation D under the U.S. Securities Act of 1933, as amended (the "Securities Act"). Prospective investors should note that the classes of securities and consideration per share being paid in the separate offerings included in the Offerings are not proportionate to each other.

  The Offerings will expire at the earlier of receipt and acceptance of subscriptions to a total of $900,000 in subscriptions or on September 30, 1997 unless extended by the Company for an additional period not exceeding 30 days. The Company reserves the right to terminate the Offerings at any earlier date.

  2.2. The Accredited Investor acknowledges that an investment in the securities offered hereby is speculative, involves a high degree of risk, and should not be purchased by persons who cannot afford the loss of their entire investment, and represents that the Accredited Investor has relied only on the information contained herein or otherwise
provided in writing by duly authorized representatives of the Company.   The
Accredited Investor acknowledges receipt of the Company's current Business Plan. The Accredited Investor has carefully read and reviewed this Subscription Agreement and all of the Company's filings during the last two fiscal years with the Securities and Exchange Commission which are incorporated by reference herein (including, without limitation, the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1995, its interim quarterly Reports on Form 10-QSB for the Quarters ended September 30, 1996, December 31, 1996 and March 31, 1997, and its Current Report on Form 8-K dated as of June 2, 1997, and has asked such questions of management of the Company and received such additional information as he, she or it deems necessary in order for the Accredited Investor to make an informed decision with respect to an investment in the Company's securities. The Accredited Investor represents and warrants that he, she or it has received complete and satisfactory answers to all such inquiries. The Accredited Investor is not relying on oral or written representations or assurances from the Company or any representatives of the Company, other than as set forth in this Agreement, the Company's current Business Plan, reports filed by the Company with the Securities and Exchange Commission and any documents in writing signed by David J. Lopes as the President of the Company.

  The Company further agrees to make available to each prospective investor the opportunity to ask questions of, and receive written answers from, David J. Lopes as the President of the Company concerning the terms and conditions of this Offering, the business and financial status of the Company and any other relevant matters, and to obtain any additional written informa-tion, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information set forth in the documents furnished to the Accredited Investor in connection with this Offering.

  2.3.  SECURITIES LAW MATTERS.   The Accredited Investor acknowledges
that the securities included in the Offerings have not been, and will not be, registered under the Securities Act or qualified under applicable state securities laws. The Company will rely on the representations of the accredited investors in the Offerings for an exemption from registration under Rule 505 of the Securities Act of 1933 (the "Securities Act") as to the securities issued pursuant to the Offerings and any shares of common stock issued upon exercise of warrants included in the Offerings. The transferability thereof will be restricted by the registration or qualification provisions of the Securities Act and/or state laws separate and apart from the provisions of the Securities Act.

  2.4.  OTHER.

  2.4.1. This Subscription Agreement may be executed in one or more counterparts and transmitted by facsimile telephonic transmission, each of which shall be deemed to constitute an original and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered or transmitted by facsimile telephonic transmission to the other party.

  2.4.2. This Agreement may be executed in one or more counterparts and it is not necessary that the signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement. The headings of the sections of this Agreement have been inserted for convenience of reference only, and shall not be deemed to be a part of this Agreement.


Subscription Agreement                                               -2-

  2.3.3. Each of the undersigned agree this Agreement shall be governed by and construed in accordance with the laws of the State of California. Any dispute arising out of or relating to this Agreement and the transactions contemplated herein or the breach of this Agreement or such transactions shall be resolved by arbitration pursuant to the Rules of the American Arbitration Association then in effect and shall take place in the County of Orange, State of California. Any litigation, including litigation arising out of or concerning such arbitration, shall be conducted exclusively in the trials courts of general jurisdiction for the County of Orange, State of California. All parties hereby consent to the jurisdiction of such court for all such litigation.

  2.3.4.      Time shall be of the essence of this Agreement.

  3.    CERTAIN RISK FACTORS.    The securities being offered hereby are
speculative and subject to a high degree of risk of loss of the investment. Persons who cannot afford to lose their investment should not purchase the securities offered hereby. Prospective investors should consider carefully, among other factors described herein, the following matters:

HISTORY OF OPERATING LOSSES; ACCUMULATED DEFICIT; DEFICIENCY IN
STOCKHOLDERS' EQUITY; DEFICIT IN WORKING CAPITAL; AUDITOR'S QUALIFICATION; PROPOSED JOINT VENTURE

  The Company commenced operations in September 1987, was required to seek the protection of Chapter 11 of the U.S. Bankruptcy Act in 1992, and has not operated on a profitable basis. Net losses before extraordinary items were $1,121,000 and $372,000 for the fiscal years ended June 30, 1996 and 1995, respectively, and $604,000 for the nine months ended March 31, 1997. At March 31, 1997, the Company had an accumulated deficit from operations since its inception of $3,331,000 and a $701,000 deficiency in its stockholders' equity. Excluding the effect of commitment and continent liabilities, if any, total liabilities at March 31, 1997 were $946,000 and there were also redeemable Series A preferred stock outstanding of $136,000 which require mandatory redemption from future net income, if any.

  At March 31, 1997, the Company had limited cash resources of $26,000 and a deficiency in working capital of $386,000; included in current liabilities, however, is a contingent liability of $169,000 due the Company's former President under a settlement agreement that is required to be paid only from 5% of proceeds realized from subsequent financings by the Company. There can be no assurance that the Company will obtain additional financing.

  THE REPORT OF STOCKMAN KAST RYAN & SCRUGGS, PC, ON THE FINANCIAL
STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDED JUNE 30, 1996 CONTAINS A PARAGRAPH EXPRESSING SUBSTANTIAL DOUBT CONCERNING THE ABILITY OF THE COMPANY TO CONTINUE AS A GOING CONCERN. Management's plan to address these matters has been to dispose of its software media duplication and distribution
business and close all operations in Colorado.   The Company, now
headquartered in Santa Ana, California, is focusing its available resources and personnel on the development of a quartz glass business and sale of quartz glass products. Initial sales have been obtained, with manufacturing temporarily being contracted to third parties.

  The Company has negotiated a joint venture agreement to acquire a minority interest in a quartz glass manufacturing business based in Northern California, but will be unable to participate in that venture unless it receives proceeds from the sale of all securities included in the Offerings. Historical operations of the business in Northern California have not been profitable and the proposed joint venture will be


Subscription Agreement                                               -3-
largely dependent upon increases in sales stimulated by the participation of a foreign company, which future sales increases have not been committed. There can be no assurance that the Company will be able to successfully complete its minority participation in the joint venture or that, if completed, that the
joint venture will become profitable.   In addition, the Company will own a
minority equity position in the joint venture if it is able to complete the proposed transaction, and may have only a limited influence in control of the business operations and policies of the joint venture. Further information in writing as to the proposed joint venture may be obtained on a confidential basis by the Accredited Investor from the President of the Company.

  Although increases in revenues are required for the Company to absorb existing overhead, in view of historical losses from operations, negative working capital and the Company's debt service obligations, the Company has not been able to invest significantly in sales and marketing and accordingly has generally limited these activities to telemarketing and selected trade shows. Results of operations in the future will be influenced by numerous factors, including the ability of the Company to successfully expand its products and services and/or to negotiate the acquisition of another business enterprise, the development and implementation of sales and marketing programs, competitive factors and the ability of the Company to control costs. As a result of these factors, the forecast of future business operations is subject to numerous uncertainties. There can be no assurance that revenue growth or profitability on a quarterly or annual basis will be attained. The Company therefore is subject to all the risks incident to a business with a limited history of operations including, among others, the possibility of unforeseen expenses, difficulties, complications and delays, and it may be difficult or impossible to obtain additional financing if required for the Company's business.

DEPENDENCE ON GENERATING ADDITIONAL REVENUES.   The Company's core business is
highly competitive and the Company is a recent entry to a mature market. Improved cash flows will be dependent, among other factors, on increasing sales, and there can be no assurance that sales levels will increase.

NEED FOR ADDITIONAL FINANCING.   Management anticipates the Company will be
required to seek additional equity financing in the future, in addition to the proceeds of this Offering, to sustain its operations, to support the introduction of new products or services and/or to finance the acquisition of another business if a suitable acquisition candidate is identified. The Company's actual future capital requirements will depend on numerous factors, including, but not limited to, the Company's progress in generating increased revenues, the cost of marketing and advertising programs, management's ability to control costs, inventory requirements, competing technological and market developments. If the Company generates revenue increases, it may require additional working capital to support increases in manufacturing capacity and for additional capital required to finance receivable and inventory increases. No assurance can be given that additional financing will be forthcoming or, if available, would be sufficient to satisfy the Company's future operating requirements. The Company has no commitment to obtain additional funds and there can be no assurance it will be successful in the event management determines the Company should initiate efforts to obtain additional financing.

  Because of the Company's limited capital, it also may undertake additional equity offerings whenever conditions are favorable, even if it does not have an immediate need for additional capital at that time. There can be no assurance that the Company will be able to obtain additional financing when needed, or that any such financing, if available, will be obtainable on reasonable terms. Any such additional financing may result in significant dilution to existing stockholders. If adequate funds are not available, the Company may be required to accept unfavorable alternatives, including the delay, reduction or elimination of product introductions and expansion, marketing and advertising and other operating expenses.


Subscription Agreement                                               -4-

DEPENDENCE ON KEY PERSONNEL. The success of the Company is substantially dependent on the services of its officers, key employees and professional consultants. The Company is dependent in particular upon the services of David J. Lopes, its President and Chief Executive Officer. The Company also relies, and for the foreseeable future will rely, on independent advisors and consultants to provide certain services to the Company. There can be no assurance that such services will continue to be available to the Company on a timely basis when needed, or that the Company could find qualified replacements. The Company's operations therefore are dependent upon a limited number of key employees and consultants and the loss of the services of these or other key personnel could have a material adverse effect upon the Company. The Company does not maintain key man insurance on the lives of its executive officers and key consultants.

CONFLICTS OF INTEREST. The Company in the past has engaged in a number of material transactions with its directors and executive officers and/or their affiliates, and may engage in such transactions in the future. All such transactions have been in the past, and will be in the future, approved by a majority of the Company's disinterested directors.

DILUTIVE EFFECT OF OUTSTANDING SECURITIES OR SECURITIES TO BE ISSUED; POSSIBLE RISK OF MARKET OVERHANG. The Company has reserved shares of its Common Stock for issuance upon exercise of outstanding warrants and upon exercise of conversion rights for outstanding shares of convertible preferred stock. Additional shares will be reserved for the Common Stock and warrants to be issued in the Offerings. The 9,000,000 shares of Common Stock proposed to be issued in the Offerings is more than the total number of shares of Common Stock currently outstanding (approximately 6,800,000 shares), and warrants included in the Offerings cover an additional 6,500,000 shares. In addition, it is anticipated that the Company may issue additional Common Stock, warrants or other securities convertible or exercisable into Common Stock in connection with management's plan to seek the acquire additional assets and/or for future equity financings. Exercise of warrants, the conversion of preferred stock or the future issuance of equity securities could involve significant dilution to holders of the Company's Common Stock. Holders of convertible securities and warrants are likely to exercise them when, in all likelihood, the Company could obtain additional capital on terms more favorable than those provided by the convertible securities or warrants.

  Shares issued upon exercise of warrants or conversion rights or future issuance of securities, as well as the shares of Common Stock to be issued in the Offerings and restricted shares previously issued by the Company in private placement transactions, may become available for public sale under the provisions of Rule 144 of the Securities Act of 1933 or if the Company elects to register its securities under the Securities Act of 1933. As such, there may be a significant market overhang with respect to the Company's Common Stock in the public market from time to time in the future, and the existence thereof may have a depressive effect upon the market price for the Company's Common Stock and securities convertible into Common Stock.

VOLATILITY OF MARKET PRICE FOR COMMON STOCK: The Company's Common Stock is publicly traded in the over-the-counter market and quoted on the NASD Electronic Bulletin Board under the trading symbol "QGRP". There has been significant volatility in the market price of securities relating to the computer industry generally and for the Company's Common Stock specifically. Factors such as announcements by the Company, the Company's liquidity problems, the terms of securities offerings, quarterly variations in operating results, trading volume, general market trends, announcements of technological innovations or new commercial products, announcements by competitors and general market conditions may have a significant effect on the market price of the Company's Common Stock.


Subscription Agreement                                               -5-

UNCERTAINTY OF PROJECTIONS. Certain projections may be provided on a confidential basis to prospective investors in the Offerings with respect to the Company's future operations. There may be material differences between projected and actual results because events and circumstances frequently do not occur as expected. No representation or warranty is given that actual future results will be as projected.

COMPETITION. The business in which the Company is engaged is characterized by intense competition, especially as to price. The Company competes with much larger, well-established companies that have greater financial, technical, manufacturing, marketing and research and development resources as well as a wide variety of companies comparable in size to the Company.

NO SIGNIFICANT PROPRIETARY RIGHTS.   The Company does not hold any patents or
significant proprietary rights as to any of its products. Accordingly, the Company relies upon trade secrets to protect limited proprietary information and customer data. There can be no assurance that trade secrecy obligations will be honored or that others have or will not independently develop similar or superior information.

UNDETERMINED EFFECT OF BLANK CHECK PREFERRED STOCK AND AUTHORIZED COMMON STOCK; POSSIBLE CHANGE IN CONTROL: The Company's articles of incorporation authorize the issuance of up to 50 million shares of "blank check preferred stock" with such rights, preferences, privileges and limitations as may be determined from time to time by the Board of Directors, and up to 50 million shares of Common Stock. Accordingly, the Board has the power without prior shareholder approval to issue additional shares of common stock and/or one or more series of preferred stock with such rates of dividends, redemption provisions, liquidation preferences, voting rights, conversion privileges and any other characteristics as the Board may deem necessary. Any such additional issuances of common stock and/or preferred stock may result in substantial and material dilution to existing holders of the Company's securities. In addition, the existence of a substantial amount of authorized and unissued common stock and blank check preferred stock could discourage, delay or prevent a takeover of the Company if any such transaction were to be proposed. In view of the Company's current financial condition, the acquisition of another business by the Company or additional financing transactions may involve the issuance of additional equity securities that could be significantly dilutive to the interests of current stockholders and/or may result in a change in control of the Company.

  4.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

  By its acceptance of any subscription from the Accredited Investor hereunder, the Company represents and warrants to the Accredited Investor as follows:

  4.1. The Company is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Colorado with corporate power to enter into this Agreement and to conduct its business as presently conducted.

  4.2. The securities of the Company covered by this Subscription Agreement, when issued and delivered upon receipt of the subscription price, will each be duly and validly authorized and issued, fully paid and nonassessable securities of the Company and will not subject the holders thereof to personal liability by reason of being such holders.


Subscription Agreement                                               -6-

  4.3. This Agreement, upon its acceptance by the Company, has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms, subject only to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application to or affecting creditors' rights generally and to general principles of equity. The Company has full power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

  4.4. The execution and delivery of this Agreement, and the consummation of the transactions contemplated herein, do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, its articles of incorporation, its by-laws, any action of its directors or shareholders, or any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, regulatory body, administrative agency or other governmental body having jurisdiction over the undersigned or any of its properties or assets.

  5. REPRESENTATIONS AND WARRANTIES OF THE ACCREDITED INVESTOR. In connection with this Agreement and the transactions contemplated herein, the Accredited Investor represents and warrants to the Company as follows:

  5.1. The Accredited Investor has relied only on the information provided in writing referenced in this Agreement or provided in writing by the President of the Company in response to inquiries of the Accredited Investor. The Accredited Investor has carefully read and reviewed this Subscription Agreement and all other documentation provided by the Company in connection with this Offering, and has asked such questions of management of the Company and received from them such information as the Accredited Investor deems necessary in order for the Accredited Investor to make an informed decision with respect to the purchase of the securities offered hereby.

  5.2. The Accredited Investor has sufficient knowledge and experience of financial and business matters so that he, she or it is able to evaluate the relative merits and risks of purchasing the securities offered hereby. The Accredited Investor has not received any general solicitation or advertising regarding this Offering. The Accredited Investor is aware that an investment in the Shares is a speculative investment, may not be liquid due to the matters described in Section 3 above, and involves a high degree of risk of loss. The Accredited Investor has had substantial experience in previous private and public purchases of speculative securities.

  5.3. The Accredited Investor's commitment in direct participation in investments in restricted securities is reasonable in relation to his, her or its net worth. The investment of the Accredited Investor in the securities offered hereby will in no event exceed 10% of the net worth of the Accredited Investor. The Accredited Investor has the means to provide for his or her personal needs, possesses the ability to bear the economic risk hereunder indefinitely, and can afford a complete loss of his, her or its investment. The Accredited Investor realizes that the securities offered hereby must not be purchased unless the Accredited Investor has liquid assets sufficient to assure that this investment will cause no undue financial difficulties and the Accredited Investor can provide for current financial needs and possible personal contingencies from other funds. The Accredited Investor understands that the transfer of the securities comprising the Shares will be prohibited absent full compliance with the Securities Act of 1933 and applicable state securities laws.

  5.4. The Accredited Investor is acquiring the securities offered hereby for his, her or its own account for investment and not with a view to the resale or other distribution thereof. The undersigned understands that a restrictive legend will be placed on the securities referencing the Securities Act.


Subscription Agreement                                               -7-

  5.5. The undersigned has full power and authority necessary to enter into this Agreement and to perform his, her or its obligations hereunder. All information which the Accredited Investor has provided to the Company or its representatives concerning the Accredited Investor's financial position and knowledge of investment matters is correct and complete as of the date set forth on the signature page below.

  5.6. The Accredited Investor has reviewed carefully the definition of Accredited Investor set forth below and is an Accredited Investor within that definition.

Except as provided in this Subscription Agreement, the current Business Plan and in any other written information, if any, furnished by the President the Company expressly for the purposes of this Offering, the Accredited Investor warrants that no other representations, statements or inducements were made to the Accredited Investor to purchase the securities offered hereby. The Accredited Investor acknowledges that projections so provided, if any, are based upon certain assumptions as to future sales, expenses and operations of the Company, and there can be no guarantee or assurance that future the Company operations will attain the levels included in any such projections.


                     DEFINITION OF ACCREDITED INVESTOR

The term "Accredited Investor" is defined in Rule 501(a) of Regulation D promulgated under the Securities Act as follows:

(1) Certain banks, savings and loan institutions, broker-dealers, investment companies and other entities including an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000;

(2) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

(4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

(6) Any natural person who had an individual income in excess of $200,000 or, with that person's spouse a joint income in excess of $300,000, in each of the two most recent years and who reasonably expects an income in excess of $200,000 (or joint income with that person's spouse in excess of $300,000) in the current year;

(7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D, i.e. a person having such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

(8) Any entity in which all of the equity owners are accredited investors under any of the paragraphs above.

In calculating "net worth," the value of a principal residence must be valued at cost or at a written appraised value used by an institutional lender to make a loan secured by the property, in either case net of current encumbrances on the property.


Subscription Agreement                                               -8-

                              SIGNATURE PAGE

THE UNDERSIGNED SUBSCRIBER IS AN ACCREDITED INVESTOR BY REASON OF PARAGRAPH(S)
   5     SET FORTH IN THE DEFINITION ABOVE.
-------

The undersigned hereby agrees to purchase Five Hundred Thousand (500,000) Shares of Common Stock in THE QUARTZ GROUP, INC., a Colorado corporation ("the "Company") in accordance with this Subscription Agreement, and is tendering herewith a check therefor in the amount of $25,000 payable to the account of THE QUARTZ GROUP, INC.

Very truly yours,


DATE:    9/19/  , 1997
      -------------------

/s/  Donna M. Kull
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[Signature(s) and Title if a Corporation, Partnership or Trust]

     Donna M. Kull
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[Please print name as it should appear on your certificates]

ADDRESS:

15 Weatherstone Way                   TELEPHONE NUMBER: (516) 361-9479
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Smithtown, N.Y.  11787                FAX NUMBER:
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                                      SOCIAL SECURITY OR
------------------------------        IRS IDENTIFICATION NUMBER:

                                           ###-##-####
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STATE IN WHICH REGISTERED TO VOTE, if an Individual:     N.Y.
                                                      ---------------------


~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

ACCEPTED:

THE QUARTZ GROUP, INC.

By:  /s/ David J. Lopes               DATE:  Sept. 19, 1997
     -------------------------               -------------------------------
Title:  President
       -----------------------                                     Rev 97b



Subscription Agreement                                                 -9-